UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   April 26, 1999

                          INTELECT COMMUNICATIONS, INC.
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            (Exact name of registrant as specified in its charter)


         Delaware                    0-11630                76-0471342
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(State or other jurisdiction      (Commission              (IRS Employer
    of incorporation)             File Number)           Identification No.)



                 1100 Executive Drive, Richardson, Texas         75081
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                (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code    (972) 367-2100


                                      N/A
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        (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

      Intelect Communications, Inc. (the "Company") announced the completion of a closing on April 22, 1999 of a private placement of its preferred stock designated as the Series E Convertible Preferred Stock (the "Series E Preferred Stock") and warrants to purchase common stock of the Company, with certain funds managed by the Promethean Investment Group, L.L.C. ("Promethean") and Angelo, Gordon & Co., L.P. ("Angelo, Gordon"). At the closing, the Company received gross proceeds of $3 million for the issuance of 3,000 shares of the Series E Preferred Stock. The closing was the mandatory closing which took place pursuant to a Securities Purchase Agreement. The Company closed its initial closing of the Series E Preferred Stock on March 5, 1999, as previously disclosed in the Form 8-K of the Company filed on March 8, 1999. The material terms of the Series E Preferred Stock and the warrants are more fully set forth in the Form 8-K of the Company filed effective March 2, 1999 (the "March 2 Form 8-K"). The operative transaction documents, which are a Securities Purchase Agreement, Registration Rights Agreement, Certificate of Designations, and a Form of Warrant, have also been filed as exhibits to the March 2 Form 8-K. The disclosure herein is qualified by reference to the March 2 Form 8-K and the full text of the operative transaction documents filed as exhibits to such Form 8-K.

      The Company has announced that it is discontinuing indefinitely conversions of its outstanding shares of Series C Convertible Preferred Stock (the "Series C Preferred Stock"), the Series D Convertible Preferred Stock (the "Series D Preferred Stock"), and the Series E Preferred Stock. The Company believes, among other things, that the purchasers of the Series C and Series D Preferred Stock have violated representations and warranties which they made to the Company regarding their investment purpose and intent, and as a result, is discontinuing for an indefinite period effecting any further conversions of such shares. The purchasers of the Series E Preferred Stock made the same representations to the Company regarding their investment purpose and intent as the purchasers of the Series C and D Preferred Stock. Accordingly, should any shares of Series E Preferred Stock be submitted for conversion, the Company will not effect any conversions of such shares for an indefinite period of time.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business to Be Acquired:               N/A

     (b) Pro Forma Financial Information of the Business to Be Acquired:    N/A

     (c) Exhibits: None

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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                INTELECT COMMUNICATIONS, INC.
                                                       (Registrant)


Date: April 26, 1999                            By: /s/ HERMAN M. FRIETSCH
                                                           (Signature)
                                                        Herman M. Frietsch
                                                       Chairman of the Board

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